--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------------

[PHOTO OMITTED]

Mario J. Gabelli, C.F.A
Portfolio Manager

Objective: Growth of capital. Current income is a secondary objective

Portfolio: Primarily common and preferred stocks and other securities representing the right to acquire common stocks

Inception: May 1, 1995

Net Assets at June 30, 2002: $185,273,552

Q:    How did the Fund perform for the first six months of 2002?

A: For the six months ended June 30, 2002, the Gabelli Capital Asset Fund's total return fell 9.00%.(1) The S&P 500 Index(2) and Russell 2000 Index(3) declined 13.15% and 4.70%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. For the three-year period ended June 30, 2002, the Fund's total return averaged 1.24% annually, versus an average annual total return of -9.17% for the S&P 500 Index and an average annual total return of 1.67% for the Russell 2000 Index.

      For the five-year period ended June 30, 2002, the Fund's total return averaged 9.16% annually, versus average annual total returns of 3.67% and 4.44% for the S&P 500 and Russell 2000 Indices, respectively. Since its inception on May 1, 1995 through June 30, 2002, the Fund had a cumulative total return of 126.17%, which equates to an average annual total return of 12.05%.

Q: What factors affected the Fund's performance for the first six months of 2002?

A: Ongoing uncertainty over the strength of the economic and corporate profit recovery, turmoil in the Middle East, renewed fear of terrorism at home, accounting scandals and revelations about conflicts of interest on Wall Street combined to undermine equities in the first half of the year. At the close of the second quarter, the S&P 500 Index and Nasdaq Composite Index(4) were re-testing their post-9/11 intra-day lows of 944.75 and 1,387.06, respectively.

      In general, the Gabelli Capital Asset Fund's industrial holdings held up relatively well in this uncompromising market. However, the dismal performance of our media and telecommunications investments, which comprise about 31% of our Fund, penalized overall returns.

Q:    What is your outlook for the remainder of the year?

A: Although consumer confidence readings and retail sales softened in May, most other economic data has been encouraging. Industrial production and productivity continued to trend higher, new housing starts approached record levels and there was a modest up-tick in business investment. Importantly, inflation remained dormant, most likely postponing any Federal Reserve Board (Fed) rate hikes. We believe full year 2002 Gross Domestic Product (GDP)(5) growth will be above the 3% to 3.5% range we expected at the beginning of the year and that capital spending plus a recovery in Europe and Japan in 2003 will help sustain economic growth in the year ahead.

================================================================================
"We believe profits will be up sharply this year as a result of the economic expansion, increased productivity, cost cutting, financial re-engineering, and a big decline in the `everything including the kitchen sink' write-offs taken in 2001."
================================================================================

      Presently, investors appear to be questioning whether corporate earnings will meet expectations in the coming quarters. We believe profits will be up sharply this year as a result of the economic expansion, increased productivity, cost cutting, financial re-engineering and a big decline in the "everything including the kitchen sink" write-offs taken in 2001. FASB Rule 142, which does not require companies to amortize goodwill, will also help

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
(2) The S&P 500 Index is an unmanaged index of 500 primarily large-cap stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund's returns.
(3) The Russell 2000 Index is an unmanaged index that is generally considered to be representative of small-capitalization issues in the U.S. stock market. The Russell 2000 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund's returns.
(4) The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market stocks. The Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund's returns.
(5) Gross Domestic Product (GDP) measures the value of goods and services produced in an economy.

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104
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earnings for many companies. In addition, a gradual weakening of the dollar will boost profits for the large U.S. based multinationals in the S&P 500 Index. Although stocks are still not cheap by historical standards, rising earnings will make equity valuations considerably more reasonable.

      However, over the short term, a recovering economy, a rebound in corporate profits and more reasonable equity valuations may not do much to improve investor psychology. At this stage, some perspective on the recent scandals in corporate America and Wall Street is in order. I've spent nearly 40 years grilling corporate managers about their businesses. Most have been honest, albeit with a tendency to "accentuate the positives and de-centuate the negatives." Some have been disingenuous, doing their best to sweep the bad news under the rug. While I've seen many incompetent managements run good companies into the ground, I've only encountered a few who have been outright crooks.

      Unfortunately, corporate skullduggery was on the rise, in part due to "momentum" investing, which focuses on short-term earnings dynamics, as well as the widespread use of stock options--the cocaine of the corporate elite--that reward managements on the basis of their companies' stock prices rather than improving business fundamentals. It is little wonder that some managements are willing to cook the books to enhance and/or protect the value of these enormous options packages.

      We are a little more cynical regarding Wall Street's improprieties. We have always been wary of Wall Street research, primarily because we feel most sell-side analysts do not do as thorough a job as we do. Also, although the conflict of interest between investment banking and equity research may be front-page news to the investor public, it is old hat to investment professionals. Writing a negative research report on the stock of one of your firms' investment banking clients has always been a sure-fire way for sell-side analysts to end up on the unemployment line.

      Although corporate accounting has never been transparent--we have been fighting our way through pages of footnotes attached to corporate financial statements for years--we would welcome reform in this area as well. We expect a certain amount of accounting gimmickry will always be the norm, as the bean counters figure out how to skirt whatever new rules are put in place. However, separation of auditors from management consultants would be the first step in resolving potential conflicts of interest.

      Hopefully, we will make some progress on all these fronts. In the coming quarters, we may continue to see negative headlines further denting investor confidence. However, we believe that as the economic recovery unfolds and corporate earnings meet or beat consensus expectations, investors will refocus on an expanding number of excellent opportunities in the stock market.

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

      American Express Co., one of the most widely recognized brands around the world, is focused on increasingly cross-selling financial products and services to its customers. The company consists of three segments: its Travel Related Services business, which contributes 80% of revenues, provides charge cards, credit cards, travelers cheques and travel services to corporations and consumers; American Express Financial Advisors, which contributes 17% of revenues, provides investment advisory services and financial products such as mutual funds, insurance and annuities; and finally, American Express Bank, which accounts for 3% of revenues, offers banking services to other financial institutions, wholesale banking for corporations and private banking for high net worth individuals. The company's long-term goal is to deliver revenue growth of at least 8% and earnings per share (EPS) growth between 12% and 15%.

      Citizens Communications Co. (CZN) has recently become the country's second largest independent local exchange carrier with about 2.5 million access lines after completion of a $3.4 billion acquisition of almost 1.1 million lines from Frontier. This and several other recent acquisitions, accompanied by divestitures of its utilities operations, have repositioned the company as a pure telecommunications carrier. After recent completion of the tender offer for 19% of shares that it already did not own, CZN now owns 100% of Electric Lightwave Inc. (ELIX), a competitive carrier with fiber optic networks covering the Western part of the U.S. The company is now focused on balance sheet deleveraging and achieving profitability at ELIX.

      CLARCOR Inc., founded in 1904, is a U.S.-based manufacturer and marketer of engine-mobile filtration products, industrial/environmental filtration products and

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                                                                             105
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consumer packaging products. CLARCOR markets a full line of oil, air, fuel, coolant and hydraulic fluid filters that are used in a wide variety of applications, including engines and industrial equipment. The company markets commercial and industrial air filters and systems, electrostatic contamination control equipment, and electrostatic high precision spraying equipment. The air filters and systems remove contaminants from recirculated indoor air and from processed air that is exhausted outdoors. Containers and plastic closures manufactured by the company are used in packaging a wide variety of dry and paste form products, such as food specialties, beverages and juices, cosmetics and toiletries, drugs and pharmaceuticals and film.

      Heinz (H.J.) Co. is a manufacturer and marketer of processed foods, including condiments and frozen meals. The company announced on June 13 an agreement to spin off certain businesses including U.S. Starkist Tuna, North America pet products, U.S. infant feeding, College Inn broth and U.S. private label soup to Del Monte Foods Company in the form of a reverse Morris Trust. Each Heinz shareholder will receive approximately 0.45 shares of the new Del Monte shares; as a result Heinz shareholders will own around 74.5% of the new Del Monte Foods Company. The transaction is expected to close at the end of this calendar year or early 2003 and is subject to regulatory approval and a private letter ruling from the IRS. The H.J. Heinz Company following this deal will consist of the North American ketchup, condiment, sauces and frozen meals businesses and the international food businesses.

      Kellogg Co., a producer of cereal and convenience foods, completed its largest acquisition in company history in March 2001 with the purchase of Keebler Foods Company. Keebler is the number two cookie and cracker producer in the United States. Along with Keebler's top brands, Kellogg acquired their direct store door delivery system (DSD), which is now being utilized for its own snack brands. This year Kellogg is focused on the integration of Keebler and has placed a renewed emphasis on profitable sales growth and cash flow. Kellogg's other food brands include Special K, Rice Krispies, Pop-Tarts, Nutri-Grain, Eggo, Cheez-It, Carr's, Morningstar Farms, Famous Amos and Kashi.

      Media General Inc. is a Richmond, Virginia-based communications company that is primarily focused on the Southeast. Its newspaper publishing operations include The Richmond Times-Dispatch, The Winston-Salem Journal, The Tampa Tribune and 22 other daily newspapers. This includes 5 daily newspapers, clustered in Alabama and South Carolina, which the company bought from Thomson Corp. for $238 million in August 2000. The company also owns a 20 percent interest in The Denver Post. Media General also operates 26 television stations primarily located in Southeastern markets, including 13 purchased from Spartan Communications on March 27, 2000 for $605 million.

      PepsiAmericas Inc. was formed by the merger of Whitman Corporation and PepsiAmericas on November 30, 2000. PepsiAmericas markets, packages and distributes a portfolio of carbonated and non-carbonated beverages, primarily Pepsi-Cola, Dr. Pepper and Seven-Up brands in three regions, the central United States, Central Europe and the Caribbean. PepsiCo owns approximately 37% of the common shares outstanding.

      Telephone & Data Systems Inc. provides mobile and local phone services to
3.6 million customers in 35 states. TDS conducts its cellular operations through 81%-owned United States Cellular and its wireline telephone operations through its wholly owned TDS Telecommunications (TDS Telecom) subsidiary, a full-service local exchange carrier. Having completed a merger of its 82%-owned PCS subsidiary Aerial Communications with VoiceStream Wireless, which was acquired by Deutsche Telekom, a former German phone monopoly, TDS owns 131.6 million shares of Deutsche Telekom, representing 2.25 shares of DT per share of TDS. As part of the VoiceStream/Deutsche Telekom deal, TDS also received $570 million in cash.

      Watts Industries Inc. is a leading manufacturer of an extensive line of valves and other products to the plumbing, heating and water quality markets. The company has over a 60% market share in its major products in temperature and pressure relief valves, water pressure regulators and backflow prevention devices. Watts has several market opportunities for growing its business. The company has substantial room to leverage its brand awareness and

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106
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new plumbing codes benefit revenues. A major opportunity for the company is thermostatic mixing valves, which react to water temperature to prevent scalding. These valves are the dominant form of anti-scald protection in Europe and are just beginning to be recognized in the United States. Another big opportunity for Watts is the demand for clean water. Demand for Watt's products should grow as counties repair their infrastructure in order to adequately transfer water from the main line to commercial and residential dwellings. Watts' attractive product line, strong market position and excellent cash flow should help the company foster future growth.

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund Profile
---------------------------------------

--------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED JUNE 30, 2002
--------------------------------------------------------------------------------
1 YEAR ..............................................................   (13.21)%
3 YEARS .............................................................     1.24%
5 YEARS .............................................................     9.16%
SINCE INCEPTION (5/1/95) ............................................    12.05%
--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
--------------------------------------------------------------------------------

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                                                                             107
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Gabelli Capital Asset Fund
--------------------------------

Portfolio of Investments
June 30, 2002 (Unaudited)

-------------------------------------------------------------------------------
Common Stocks -- 90.6%
-------------------------------------------------------------------------------
                                                                       Market
Shares                                                  Cost           Value
-------------------------------------------------------------------------------
Agriculture -- 1.0%
    150,000   Archer-Daniels-Midland Co.            $  1,797,789   $  1,918,500
-------------------------------------------------------------------------------
Automotive -- 0.1%
      5,000   General Motors Corp.                       215,450        267,250
-------------------------------------------------------------------------------
Automotive: Parts and Accessories -- 5.9%
     11,000   BorgWarner Inc.                            548,038        635,360
     30,500   CLARCOR Inc.                               577,929        965,325
    120,000   Dana Corp.                               2,379,632      2,223,600
     95,000   GenCorp Inc.                               884,960      1,358,500
     70,000   Modine Manufacturing Co.                 2,358,591      1,720,600
     90,000   Pennzoil-Quaker State Co.                1,940,100      1,937,700
     68,000   Scheib (Earl) Inc.+                        426,621        204,000
     49,000   Standard Motor Products Inc.             1,071,125        830,550
     10,000   Superior Industries
                International Inc.                       255,032        462,500
     50,000   Tenneco Automotive Inc.+                   370,966        330,000
     34,000   TransPro Inc.+                             215,363        212,500
                                                    ------------   ------------
                                                      11,028,357     10,880,635
-------------------------------------------------------------------------------
Aviation: Parts and Services -- 3.1%
     18,000   AAR Corp.                                  247,333        183,600
     30,500   Barnes Group Inc.                          614,442        698,450
      8,662   Curtiss-Wright Corp., Cl. B                418,959        654,847
    100,000   Fairchild Corp., Cl. A+                    668,037        315,000
     50,000   Kaman Corp., Cl. A                         652,719        838,000
     24,000   Moog Inc., Cl. A+                          429,917      1,029,120
     30,000   Sequa Corp., Cl. A+                      1,048,824      1,961,700
      1,500   Sequa Corp., Cl. B+                        103,525         98,250
                                                    ------------   ------------
                                                       4,183,756      5,778,967
-------------------------------------------------------------------------------
Broadcasting -- 4.9%
     21,000   Clear Channel
                Communications Inc.+                     644,471        672,420
     33,000   Fisher Communications Inc.               2,064,220      1,937,760
    130,000   Granite Broadcasting Corp.+                811,711        315,900
    112,000   Gray Communications
                Systems Inc., Cl. B                    1,481,735      1,489,600
     52,000   Grupo Televisa SA, ADR+                  1,949,217      1,943,760
      8,000   Hearst-Argyle Television Inc.+             198,287        180,400
     50,000   Liberty Corp.                            2,401,567      1,992,500
     40,000   Paxson Communications
                Corp.+                                   416,683        220,000
     15,000   Young Broadcasting Inc.,
                Cl. A+                                   306,150        266,700
                                                    ------------   ------------
                                                     10,274,041      9,019,040
-------------------------------------------------------------------------------
Building and Construction -- 0.8%
     32,000   Nortek Inc.+                               752,947      1,443,200
-------------------------------------------------------------------------------
Business Services -- 1.0%
     90,000   Cendant Corp.+                           1,213,072      1,429,200
     71,000   Nashua Corp.+                              620,403        504,100
                                                    ------------   ------------
                                                       1,833,475      1,933,300
-------------------------------------------------------------------------------
Cable -- 1.4%
     80,000   Adelphia Communications
                Corp., Cl. A+                            577,505         12,800
    135,000   Cablevision Systems Corp.,
                Cl. A+                                 4,147,605      1,277,100
    125,000   Rainbow Media Group, Cl. A+              2,574,956      1,093,750
     80,000   UnitedGlobalCom Inc., Cl. A+               432,980        220,000
                                                    ------------   ------------
                                                       7,733,046      2,603,650
-------------------------------------------------------------------------------
Communications Equipment -- 0.8%
    240,000   Corning Inc.+                            2,368,649        852,000
     75,000   Lucent Technologies Inc.+                  359,333        124,500
     25,000   Motorola Inc.                              349,783        360,500
     75,000   Nortel Networks Corp.+                     419,850        108,750
                                                    ------------   ------------
                                                       3,497,615      1,445,750
-------------------------------------------------------------------------------
Computer Software and Services -- 0.5%
     90,000   EMC Corp.+                               1,346,976        679,500
    180,000   Xanser Corp.+                              617,230        327,600
                                                    ------------   ------------
                                                       1,964,206      1,007,100
-------------------------------------------------------------------------------
Consumer Products -- 2.9%
      5,000   Alberto-Culver Co., Cl. B                  219,478        239,000
      4,000   Coca-Cola Co.                              210,882        224,000
      1,000   Fortune Brands Inc.                         36,750         56,000
     50,000   Gallaher Group plc, ADR                  1,110,924      1,867,500
     20,000   Gillette Co.                               608,496        677,400
     33,000   National Presto Industries Inc.          1,165,997      1,056,000
     12,000   Procter & Gamble Co.                       762,584      1,071,600
     30,000   Weider Nutrition International
                Inc.                                      77,038         59,400
      5,000   Wolverine World Wide Inc.                   75,650         87,250
                                                    ------------   ------------
                                                       4,267,799      5,338,150
-------------------------------------------------------------------------------
Consumer Services -- 2.5%
    180,000   Rollins Inc.                             3,370,580      3,661,200
     45,000   USA Interactive Inc.+                      347,500      1,055,250
                                                    ------------   ------------
                                                       3,718,080      4,716,450
-------------------------------------------------------------------------------
Diversified Industrial -- 4.7%
      5,000   Acuity Brands Inc.                          80,860         91,000
     43,000   Ampco-Pittsburgh Corp.                     673,519        516,000
     34,000   Baldor Electric Co.                        722,890        856,800
     55,000   Cooper Industries Ltd., Cl. A            2,636,388      2,161,500
     10,000   Crane Co.                                  230,859        253,800
     50,000   GATX Corp.                               1,527,573      1,505,000
      5,600   Greif Bros. Corp., Cl. A                   171,419        186,822
     13,500   Harbor Global Co. Ltd.                      62,725         99,562
     70,200   Katy Industries Inc.+                      964,145        351,000
     60,500   Myers Industries Inc.                      704,066      1,036,970
     70,000   Sensient Technologies Corp.              1,321,921      1,593,200
    100,000   WHX Corp.+                                 481,080         75,000
                                                    ------------   ------------
                                                       9,577,445      8,726,654
-------------------------------------------------------------------------------

                See accompanying notes to financial statements.

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108

-------------------------------------------------------------------------------
                                                                       Market
Shares                                                  Cost           Value
-------------------------------------------------------------------------------
Electronics -- 1.4%
        808   Agere Systems Inc., Cl. A+            $      3,525   $      1,131
     19,842   Agere Systems Inc., Cl. B+                  72,589         29,763
     48,000   Texas Instruments Inc.                   1,454,774      1,137,600
     75,000   Thomas & Betts Corp.+                    1,375,461      1,395,000
                                                    ------------   ------------
                                                       2,906,349      2,563,494
-------------------------------------------------------------------------------
Energy and Utilities -- 4.5%
     50,000   Conectiv                                 1,238,432      1,290,500
     30,000   Conoco Inc.                                851,028        834,000
      5,000   Devon Energy Corp.                         224,369        246,400
     30,000   DQE Inc.                                   482,782        420,000
     30,000   El Paso Corp.                              741,811        618,300
    110,000   El Paso Electric Co.+                      988,418      1,523,500
      3,500   Florida Public Utilities Co.                55,300         63,770
     30,000   Kerr-McGee Corp.                         1,616,051      1,606,500
     30,000   Mirant Corp.+                              326,796        219,000
     40,000   Northeast Utilities                        781,530        752,400
     17,000   Progress Energy Inc.+                        7,800          5,100
     10,000   SEMCO Energy Inc.                           96,767         90,500
     31,000   Southwest Gas Corp.                        755,588        767,250
                                                    ------------   ------------
                                                       8,166,672      8,437,220
-------------------------------------------------------------------------------
Entertainment -- 6.8%
     60,000   AOL Time Warner Inc.+                    1,335,098        882,600
    110,000   Disney (Walt) Co.                        2,697,720      2,079,000
     30,000   Dover Motorsports Inc.                     204,692        171,000
     60,000   Fox Entertainment Group Inc.,
                Cl. A+                                 1,472,986      1,305,000
      6,000   GC Companies Inc.+                          12,120          1,500
    100,000   Gemstar-TV Guide
                International Inc.+                    1,299,393        539,000
    300,000   Liberty Media Corp., Cl. A+              1,295,414      3,000,000
     60,000   Metro-Goldwyn-Mayer Inc.+                  981,700        702,000
     20,000   Topps Co. Inc.+                            178,265        201,200
     55,000   Viacom Inc., Cl. A+                        971,233      2,445,300
     45,000   Vivendi Universal SA, ADR                1,867,424        967,500
     22,000   World Wrestling
                Entertainment Inc.+                      318,442        321,200
                                                    ------------   ------------
                                                      12,634,487     12,615,300
-------------------------------------------------------------------------------
Environmental Services -- 0.6%
     20,000   Allied Waste Industries Inc.+              249,203        192,000
     16,000   Catalytica Energy Systems
                Inc.+                                    157,164         50,560
     32,000   Waste Management Inc.                      540,201        833,600
                                                    ------------   ------------
                                                         946,568      1,076,160
-------------------------------------------------------------------------------
Equipment and Supplies -- 6.7%
     44,000   AMETEK Inc.                                851,385      1,639,000
     20,000   Baldwin Technology Co. Inc.,
                Cl. A+                                    51,196         28,200
     40,000   Belden Inc.                                758,312        833,600
      7,000   CIRCOR International Inc.                   73,502        120,050
     40,000   CTS Corp.                                  797,736        481,600
     16,000   Cuno Inc.+                                 315,438        578,880
     21,000   Eastern Co.                                326,938        303,870
    178,000   Fedders Corp.                              932,643        450,340
     30,000   Flowserve Corp.+                           418,785        894,000
     22,000   Franklin Electric Co. Inc.                 383,201      1,035,540
     40,000   GrafTech International Ltd.+               604,101        492,000
     32,000   IDEX Corp.                                 898,699      1,072,000
     51,500   Navistar International Corp.+            1,154,369      1,648,000
     48,500   SPS Technologies Inc.+                   2,019,328      1,851,245
     50,000   Watts Industries Inc., Cl. A               696,470        992,500
                                                    ------------   ------------
                                                      10,282,103     12,420,825
-------------------------------------------------------------------------------
Financial Services -- 5.2%
     12,000   Allstate Corp.                             402,455        443,760
     82,000   American Express Co.                     2,900,265      2,978,240
     81,000   Argonaut Group Inc.                      2,207,915      1,735,020
     10,000   Bank of New York Co. Inc.                  332,387        337,500
     14,000   BKF Capital Group Inc.+                    370,020        399,000
     12,000   Deutsche Bank AG, ADR                      748,057        834,120
     95,000   J Net Enterprises Inc.+                    751,386         76,000
     25,000   Midland Co.                                361,142      1,261,750
      1,000   Travelers Property Casualty
                Corp., Cl. A+                             18,500         17,700
     40,000   Wachovia Corp.                           1,188,972      1,527,200
                                                    ------------   ------------
                                                       9,281,099      9,610,290
-------------------------------------------------------------------------------
Food and Beverage -- 9.9%
     31,000   Brown-Forman Corp., Cl. A                1,634,411      2,173,100
     30,000   Campbell Soup Co.                          824,809        829,800
     60,000   Corn Products International
                Inc.                                   1,491,142      1,867,200
     55,000   Diageo plc, ADR                          2,099,518      2,840,750
     42,500   Flowers Foods Inc.+                        652,225      1,098,625
      2,000   General Mills Inc.                          61,800         88,160
     60,000   Heinz (H.J.) Co.                         2,603,722      2,466,000
     80,000   Kellogg Co.                              2,293,795      2,868,800
    220,000   PepsiAmericas Inc.                       3,049,800      3,286,800
     25,000   PepsiAmericas Inc., CVC                          0              0
     21,218   Tootsie Roll Industries Inc.               351,024        818,166
     66,000   Twinlab Corp.+                             368,262         29,040
                                                    ------------   ------------
                                                      15,430,508     18,366,441
-------------------------------------------------------------------------------

                See accompanying notes to financial statements.

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Gabelli Capital Asset Fund
--------------------------------

Portfolio of Investments
June 30, 2002 (Unaudited) (Continued)

                                                                       Market
Shares                                                  Cost           Value
-------------------------------------------------------------------------------
Health Care -- 0.2%
      4,000   Invitrogen Corp.+                     $    193,283   $    128,040
     15,100   IVAX Corp.+                                170,630        163,080
                                                    ------------   ------------
                                                         363,913        291,120
-------------------------------------------------------------------------------
Hotels and Gaming -- 3.4%
     60,000   Aztar Corp.+                               318,951      1,248,000
     30,000   Boca Resorts Inc., Cl. A+                  348,858        397,500
     21,000   Dover Downs Gaming &
                Entertainment Inc.                       255,808        268,800
    116,000   Gaylord Entertainment Co.+               3,154,088      2,557,800
    130,000   Hilton Hotels Corp.                      1,047,118      1,807,000
                                                    ------------   ------------
                                                       5,124,823      6,279,100
-------------------------------------------------------------------------------
Paper and Forest Products -- 0.7%
     10,000   MeadWestvaco Corp.                         271,587        335,600
     40,000   Pactiv Corp.+                              370,929        952,000
                                                    ------------   ------------
                                                         642,516      1,287,600
-------------------------------------------------------------------------------
Publishing -- 6.4%
      5,000   Knight-Ridder Inc.                         331,460        314,750
     20,000   Lee Enterprises Inc.                       520,156        700,000
     25,000   McClatchy Co., Cl. A                       721,881      1,606,250
     81,000   Media General Inc., Cl. A                3,566,653      4,860,000
     10,000   Meredith Corp.                             210,652        383,500
     65,000   Penton Media Inc.+                         736,162        139,750
    300,000   PRIMEDIA Inc.+                           1,480,810        366,000
     24,000   Pulitzer Inc.                              799,187      1,245,600
     50,000   Reader's Digest Association
                Inc., Cl. B                            1,075,956      1,150,000
      2,500   Scripps (E.W.) Co., Cl. A                  190,200        192,500
     78,000   Thomas Nelson Inc.                         887,216        823,680
                                                    ------------   ------------
                                                      10,520,333     11,782,030
-------------------------------------------------------------------------------
Real Estate -- 0.8%
     45,000   Catellus Development Corp.+                626,040        918,900
     40,000   Griffin Land & Nurseries
                Inc.+                                    563,663        553,000
                                                    ------------   ------------
                                                       1,189,703      1,471,900
-------------------------------------------------------------------------------
Retail -- 1.3%
     16,100   Aaron Rents Inc., Cl. A                    302,507        362,250
      6,000   Blockbuster Inc., Cl. A                     60,800        161,400
     12,000   Ingles Markets Inc., Cl. A                 150,950        152,160
     55,000   Lillian Vernon Corp.                       809,167        391,875
     40,000   Neiman Marcus Group Inc.,
                Cl. A+                                 1,277,935      1,388,000
                                                    ------------   ------------
                                                       2,601,359      2,455,685
-------------------------------------------------------------------------------
Satellite -- 0.5%
     85,000   General Motors Corp., Cl. H+             2,086,266        884,000
-------------------------------------------------------------------------------
Specialty Chemicals -- 3.3%
     40,000   Ferro Corp.                                813,581      1,206,000
      8,000   Fuller (H.B.) Co.                          219,916        234,320
     36,000   Great Lakes Chemical Corp.               1,064,651        953,640
      2,000   Hawkins Inc.                                15,000         18,680
    145,000   Hercules Inc.+                           2,157,377      1,682,000
     32,000   MacDermid Inc.                             485,253        688,000
     40,000   Material Sciences Corp.+                   395,697        560,800
     80,000   Omnova Solutions Inc.+                     598,322        672,000
      5,000   Quaker Chemical Corp.                       87,063        122,500
                                                    ------------   ------------
                                                       5,836,860      6,137,940
-------------------------------------------------------------------------------
Telecommunications -- 5.7%
      3,000   AT&T Canada Inc., Cl. B+                    90,600         95,370
    206,000   AT&T Corp.                               3,735,369      2,204,200
      8,000   BellSouth Corp.                            241,353        252,000
    330,000   Broadwing Inc.+                          3,401,667        858,000
     10,000   BT Group plc, ADR+                         382,029        381,200
     45,000   CenturyTel Inc.                          1,259,337      1,327,500
    134,000   Citizens Communications Co.+             1,480,420      1,120,240
     92,000   CoreComm Ltd.+                              41,750          3,680
     40,000   Deutsche Telekom AG, ADR                   665,844        372,400
      5,000   France Telecom SA, ADR                     167,312         46,900
     70,000   Qwest Communications
                International Inc.+                      355,400        196,000
     10,000   SBC Communications Inc.                    314,891        305,000
    120,000   Sprint Corp. - FON Group                 2,390,350      1,273,200
     20,000   Swisscom AG, ADR                           582,803        580,000
     90,000   Telewest Communications plc,
                ADR+                                     489,805         51,300
     35,000   Verizon Communications Inc.              1,409,334      1,405,250
     60,000   WorldCom Inc. - MCI Group                  534,500         54,000
                                                    ------------   ------------
                                                      17,542,764     10,526,240
-------------------------------------------------------------------------------
Wireless Communications -- 3.6%
    125,930   AT&T Wireless Services Inc.+             1,681,866        736,691
     35,000   Leap Wireless International
                Inc.+                                    492,012         37,800
     90,000   mm02 plc, ADR+                           1,026,183        567,000
    105,000   Nextel Communications Inc.,
                Cl. A+                                 1,796,662        337,050
     25,000   Price Communications Corp.+                443,678        400,000
    105,000   Rogers Wireless
                Communications Inc., Cl. B+            1,377,637        809,550
     25,000   Rural Cellular Corp., Cl. A+               521,773         26,000
    110,000   Sprint Corp. - PCS Group+                1,518,671        491,700
     50,000   Telephone & Data Systems
                Inc.                                   2,074,815      3,027,500
     50,000   Western Wireless Corp., Cl. A+             402,060        162,000
                                                    ------------   ------------
                                                      11,335,357      6,595,291
-------------------------------------------------------------------------------
              Total Common Stocks                    177,735,686    167,879,282
-------------------------------------------------------------------------------

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                                                       Market
Shares                                                  Cost           Value
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PREFERRED STOCKS -- 0.7%
-------------------------------------------------------------------------------
Broadcasting -- 0.7%
     60,000   News Corp. Ltd., Pfd., ADR            $  1,998,680   $  1,185,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
CONVERTIBLE BONDS -- 0.2%
-------------------------------------------------------------------------------
Health Care -- 0.2%
    500,000   IVAX Corp., Sub. Deb. Cv.,
                5.500%, 05/15/07                         431,144        409,375
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 8.4%
-------------------------------------------------------------------------------
 15,586,000   U.S. Treasury Bills, 1.660%
                to 1.755%, 07/05/02 to
                08/22/02                            $ 15,572,727   $ 15,572,727
-------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.9%                          $195,738,237    185,046,384
-------------------------------------------------------------------------------
Other Assets and Liabilities (Net) -- 0.1%                              227,168
                                                                   ------------
NET ASSETS -- 100.0%                                               $185,273,552
-------------------------------------------------------------------------------
For Federal tax purposes:
Aggregate cost                                                     $195,738,237
                                                                   ============

Gross unrealized appreciation                                      $ 27,556,358
Gross unrealized depreciation                                       (38,248,211)
                                                                   ------------
Net unrealized appreciation/(depreciation)                         $(10,691,853)
                                                                   ============

+     Non-income producing security.
++    Represents annualized yield at date of purchase.

ADR - American Depositary Receipt.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------------

Statement of Assets
and Liabilities
June 30, 2002 (Unaudited)

ASSETS:
  Investments, at value (Cost $195,738,237)                       $ 185,046,384
  Dividends, interest and reclaims receivable                           204,918
  Receivable for investments sold                                       511,076
                                                                  -------------
    Total Assets                                                    185,762,378
                                                                  -------------

LIABILITIES:
  Payable for investments purchased                                     310,164
  Payable for investment advisory fees                                  149,234
  Payable to custodian                                                    5,530
  Other accrued expenses                                                 23,898
                                                                  -------------
    Total Liabilities                                                   488,826
                                                                  -------------
    Net Assets applicable to 14,308,117 shares
      outstanding                                                 $ 185,273,552
                                                                  -------------

NET ASSETS CONSIST OF:
  Capital stock, at par value                                     $       5,271
  Additional paid-in capital                                        195,775,086
  Accumulated net investment income                                     215,862
  Accumulated net realized loss on investments                          (30,814)
  Net unrealized depreciation on investments                        (10,691,853)
                                                                  -------------
  Total Net Assets                                                $ 185,273,552
                                                                  =============

Net Asset Value, offering and redemption
  price per share ($185,273,552 / 14,308,117
  shares outstanding; 500,000,000 shares
  authorized of $0.001 par value)                                 $       12.95
                                                                  =============

Statement of Operations
For the Six Months Ended
June 30, 2002 (Unaudited)

INVESTMENT INCOME:
  Dividends (net of foreign taxes of $16,408)                     $   1,147,471
  Interest                                                              141,414
                                                                  -------------
    Total Investment Income                                           1,288,885
                                                                  -------------

  Expenses:
    Management fees                                                     978,736
    Legal and audit fees                                                 25,017
    Custodian fees                                                       24,543
    Directors' fees                                                      11,354
    Shareholder services fees                                             5,331
    Miscellaneous expenses                                               28,042
                                                                  -------------
      Total Expenses                                                  1,073,023
                                                                  -------------

  Net Investment Income                                                 215,862
                                                                  -------------

NET REALIZED AND UNREALIZED
  Gain (Loss) on Investments:
    Net realized gain on investments                                  2,306,290
    Net change in unrealized appreciation
      (depreciation) on investments                                 (21,306,195)
                                                                  -------------
  Net Realized and Unrealized Loss
    on Investments                                                  (18,999,905)
                                                                  -------------
      NET DECREASE IN NET ASSETS
        Resulting from Operations                                 $ (18,784,043)
                                                                  =============

                 See accompanying notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statement of Changes in Net Assets

                                                                           Six Months
                                                                                Ended       Year Ended
                                                                        June 30, 2002     December 31,
                                                                          (Unaudited)             2001
                                                                        -------------    -------------
Operations:
  Net investment income                                                 $     215,862    $     908,800
  Net realized gain on investments                                          2,306,290        8,204,391
  Net change in unrealized appreciation (depreciation) on investments     (21,306,195)      (5,653,661)
                                                                        -------------    -------------
  Net increase (decrease) in net assets resulting from operations         (18,784,043)       3,459,530
                                                                        -------------    -------------

Distributions to shareholders:
  Net investment income                                                            --         (927,984)
  Net realized gain on investments                                                 --       (8,204,391)
  In excess of net realized gain on investments                                    --       (1,496,139)
                                                                        -------------    -------------
  Total distributions to shareholders                                              --      (10,628,514)
                                                                        -------------    -------------

Capital share transactions:
  Net increase in net assets from capital share transactions               10,907,554       44,449,296
                                                                        -------------    -------------
  Net increase (decrease) in net assets                                    (7,876,489)      37,280,312

Net Assets:
Beginning of period                                                       193,150,041      155,869,729
                                                                        -------------    -------------
End of period                                                           $ 185,273,552    $ 193,150,041
                                                                        =============    =============

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------------

Notes to Financial Statements
June 30, 2002 (Unaudited)

---------------
1. Organization
---------------

      The Gabelli Capital Asset Fund (the "Fund"), a series of Gabelli Capital Series Funds, Inc. (the "Company"), which was organized on April 8, 1993 as a Maryland corporation. The Company is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's primary objective is growth of capital. The Fund commenced investment operations on May 1, 1995. Shares of the Fund are available to the public only through the purchase of certain variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc. ("Guardian") and other selected insurance companies.

----------------------------------
2. Significant Accounting Policies
----------------------------------

      The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation.

   Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determine such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

Securities Transactions and Investment Income.

      Securities transactions are accounted for on the trade date with realized gain or loss on the sale of investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders.

      Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and long term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes to Financial Statements
June 30, 2002 (Unaudited) (continued)

Provision for Income Taxes.

      The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

-------------------------------------
3. Agreements with Affiliated Parties
-------------------------------------

      Pursuant to a management agreement (the "Management Agreement"), the Fund will pay Guardian Investor Services Corporation (the "Manager") a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. Pursuant to an Investment Advisory Agreement among the Fund, the Manager and the Adviser, the Adviser, under the supervision of the Company's Board of Directors and the Manager, manages the Fund's assets in accordance with the Fund's investment objectives and policies, makes investment decisions for the Fund, places purchase and sale orders on behalf of the Fund, provides investment research and provides facilities and personnel required for the Fund's administrative needs. The Adviser may delegate its administrative role and currently has done so to PFPC Inc., the Fund's sub-administrator (the "Sub-Administrator"). The Adviser will supervise the performance of administrative and professional services provided by others and pays the compensation of the Sub-Administrator and all officers and Directors of the Company who are its affiliates. As compensation for its services and the related expenses borne by the Adviser, the Manager pays the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.75% of the value of the Fund's average daily net assets.

-----------------------
4. Portfolio Securities
-----------------------

      Purchases and proceeds from the sales of securities for the six months ended June 30, 2002, other than short term securities, aggregated $38,510,104 and $24,062,390, respectively.

-------------------------------
5. Transactions with Affiliates
-------------------------------

      During the six months ended June 30, 2002, the Fund paid brokerage commissions of $109,822 to Gabelli & Company, Inc.

------------------
6. Line of Credit.
------------------

      The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings during the six months ended June 30, 2002.

-----------------------------
7. Capital Stock Transactions
-----------------------------

   Transactions in shares of capital stock were as follows:

                                        Six Months Ended                       Year Ended
                                          June 30, 2002                     December 31, 2001
                                        ----------------                    -----------------
                                     Shares          Amount              Shares           Amount
                                     ------          ------              ------           ------
Shares sold                        1,807,392      $ 25,706,696         3,944,400      $ 58,922,207
Shares issued upon
  reinvestment of dividends               --                --           745,338        10,628,514
Shares redeemed                   (1,072,128)      (14,799,142)       (1,714,940)      (25,101,425)
                                  ----------      ------------        ----------      ------------
Net increase                         735,264      $ 10,907,554         2,974,798      $ 44,440,296
                                  ==========      ============        ==========      ============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------------

Financial Highlights

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                  Six Months Ended                    Year Ended December 31,
                                                    June 30, 2002   ------------------------------------------------------------
                                                     (Unaudited)        2001          2000           1999        1998       1997
                                                  ------------------------------------------------------------------------------
Operating performance:
  Net asset value, beginning of period ............   $  14.23      $  14.71      $  17.48       $  16.20    $  15.31   $  11.55
                                                      --------      --------      --------       --------    --------   --------
  Net investment income ...........................       0.02          0.07          0.04           0.02        0.03       0.02
  Net realized and unrealized gain (loss)
    on investments ................................      (1.30)         0.31          0.87           3.15        1.74       4.88
                                                      --------      --------      --------       --------    --------   --------
  Total from investment operations ................      (1.28)         0.38          0.91           3.17        1.77       4.90
                                                      --------      --------      --------       --------    --------   --------

Distributions to shareholders:
  Net investment income ...........................         --         (0.08)        (0.04)         (0.02)      (0.03)     (0.02)
  In excess of net investment income ..............         --         (0.00)(a)     (0.00)(a)         --          --         --
  Net realized gain on investments ................         --         (0.67)        (3.54)         (1.87)      (0.78)     (1.12)
  In excess of net realized gain on investment ....         --         (0.11)        (0.10)            --       (0.07)     (0.00)(a)
                                                      --------      --------      --------       --------    --------   --------
  Total distributions .............................         --         (0.86)        (3.68)         (1.89)      (0.88)     (1.14)
                                                      --------      --------      --------       --------    --------   --------

  Net asset value, end of period ..................   $  12.95      $  14.23      $  14.71       $  17.48    $  16.20   $  15.31
                                                      --------      --------      --------       --------    --------   --------

  Total return+ ...................................       (9.0)%         2.6%          5.6%          19.8%       11.7%      42.6%
                                                      --------      --------      --------       --------    --------   --------
Ratios to average net assets and supplemental data:
  Net assets, end of period (in 000's) ............   $185,274      $193,150      $155,870       $176,086    $155,361   $105,350
  Ratio of net investment income
    to average net assets .........................       0.22%(c)      0.54%         0.18%          0.13%       0.19%      0.17%
  Ratio of operating expenses
    to average net assets (b) .....................       1.09%(c)      1.09%         1.09%          1.08%       1.12%      1.17%
  Portfolio turnover rate .........................         13%           29%           64%            54%         43%        65%

+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a)   Amount represents less than $0.005 per share.
(b) The Fund incurred interest expense during the year ended December 31, 2000. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.08%.
(c)   Annualized.

                       See notes to financial statements.

--------------------------------------------------------------------------------


116